UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2011
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Washington Federal, Inc.
(Exact name of registrant as specified in its charter)
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Washington	001-34654	91-1661606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Pike Street, Seattle, Washington 98101
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 28, 2011, Washington Federal, Inc., a Washington corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 5.02 that Mark Tabbutt had been elected to the Board of Directors of the Company. The Original Report is hereby amended to provide the information set forth herein, which was not determined or available at the time of the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, Mark Tabbutt was elected to the Board of Directors of the Company on March 28, 2011. Mr. Tabbutt has been appointed the Chair of the Regulatory Compliance Committee of the Board of Directors of the Company, effective October 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 26, 2011	WASHINGTON FEDERAL, INC.

	By:	/s/ BRENT J. BEARDALL
Brent J. Beardall
Executive Vice President and Chief Financial Officer

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